UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 18, 2010

Cray Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

901 Fifth Avenue, Suite 1000, Seattle, Washington		98164
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-701-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 18, 2010, we were notified by the Defense Advanced Research Projects Agency ("DARPA") that we had completed Milestone 6 under our recently-amended DARPA Phase III High Productivity Computing Systems program agreement. The milestone was for $12,500,000 and, based on our level of spending for DARPA-related work, all of the milestone amount will be credited against our research and development expenses in the first quarter of 2010 as part of this co-funding arrangement.

Additional information regarding our agreement with DARPA, as amended, can be found in our report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cray Inc.

February 25, 2010	By:	/s/ Michael C. Piraino

Name: Michael C. Piraino
Title: Vice President and General Counsel